Exhibit 99

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[LOGO]

Finance

Steve Herbert

2004 Analyst-Investor Meeting

March 29

[GRAPHIC]

Discussion Points

•                  Review of evolutionary financial framework

•                  Revised financial reporting format

•                  Strategic vision

•                  2004 outlook for business lines

[LOGO]

Evolutionary Financial Framework

Our Purpose

•                  To create increasing, long-term value for the NetBank shareholder

Long-Term Objectives

•                  Reduce dependence on ‘low PE’ and highly volatile mortgage business

•                  Within the mortgage business, rebalance away from higher volatility conforming correspondent/ wholesale channels towards the more stable retail/non-conforming channels

•                  Significantly increase earnings contribution from stable banking business sources

•                  Significantly increase earnings contribution from transaction processing/new initiatives

Targeted Earnings Composition

[CHART]

Potential Valuation Scenario

Critical Assumptions

•                  We arrive at a point where bank, mortgage and transaction processing businesses contribute equally to earnings

•                  NTBK currently trades in 12 to 14 P/E range

•                  Mortgage P/E range averages 6 to 8

•                  Thrift P/E range 10 to 16

•                  Transaction processor range 20 to 30

•                  2004 EPS consensus of $.88

Blended P/E Calculation

	P/E RANGE
Business Unit	Low	High

Retail Bank	10	16

Mortgage	6	8

Transaction Processing	20	30

BLENDED	12	18

Potential NTBK Trading Range

•                  Based on FY 2004 consensus estimate of $.88:

[CHART]

Other Accretion Opportunities

•                  Continuation of share buyback program

•                  Income growth through natural expansion of existing operations

•                  M&A of complementary, profitable businesses

Revised Financial Reporting Format

Explanation of Significant Changes

Servicing			RMS

Retail Bank (HFI servicing income, amortization, and hedge results)	Transaction Processing (Allocated subservicing and set-up fees and operating expenses)	Financial Intermediary (HFS servicing income, amortization, and hedge results)	Financial Intermediary (gain on sale and carry)	Transacttion Processing (Loan processing and closing services)

Revised Format

PRIOR REPORTING FORMAT:

2003

Retail Banking
NetBank FSB	$(11,903)
Republic Leasing	4,583
Dealer Financial Services	(1,054)
Subtotal	$(8,374)

Mortgage Banking
Conforming Production: Wholesale, Correspondent and RMS	$109,805
Conforming Production: Market Street	29,676
MG Reinsurance	1,919
Non-Conforming Production	13,401
Servicing	(52,109)
Subtotal	$102,692

Other
Corporate	$(6,984)
NetInsurance	(2,220)
NetBank Payment Systems	18
Other	0
Subtotal	$(9,186)

Eliminations	$(5,079)

Total NetBank, Inc.	$80,053

NEW REPORTING FORMAT:

	2003	Strategic Vision

Retail Banking
NetBank FSB	$(11,903)	18,425
Servicing Asset	(52,171)	0
Republic Leasing	4,583	11,000
Dealer Financial Services	(1,527)	19,575
Allocated Other	0	(4,000)
Subtotal	$(61,018)	45,000

Financial Intermediary
Conforming Production: Wholesale and Correpondent	$114,007	8,500
Conforming Production: Market Street	29,676	8,500
MG Reinsurance	1,919	2,000
Non-Conforming Production	13,401	30,000
Allocated Other	(13,024)	(4,000)
Subtotal	$145,979	45,000

Transaction Processing
Conforming Production- RMS	$(924)	5,000
Servicing Factory	(1,782)	10,000
NetInsurance	(2,220)	2,500
NetBank Payment Systems	18	10,000
Unidentified M&A/Start-Ups	0	21,500
Allocated Other	0	(4,000)
Subtotal	$(4,908)	45,000

	$80,053	135,000

Strategic Vision

Republic Leasing

($ in 000s)	2003		Vision
	$	%	$	%
Risk Adjusted Net Interest Margin	$9,153	3.78	$17,500	3.50
Other Income	2,005	0.83	3,750	0.75
Revenues	$11,158	4.61	$21,250	4.25
Expenses	6,574	2.71	10,250	2.05
	$4,584	1.90	$11,000	2.20

Average Earning Assets	$242,140		$500,000

Dealer Financial Services

($ in 000s)	Held for Sale(1)		Held for (2) Investment		Total
	$	%	$	%	$
Risk Adjusted
Net Interest Margin	$8,250	1.00	$16,615	2.22	$24,865
Fees	2,888	0.35			2,888
Gain on Sale	4,125	0.50			4,125
Revenues	$15,263	1.85	$16,615	2.22	$31,878
Expenses	6,115	0.74	6,188	0.83	12,303
	$9,148	1.11	$10,427	1.39	$19,575

Production	$825,000		$375,000		$1,200,000
Sales	825,000		—		825,000
Average Balance of HFI Portfolio	—		750,000		750,000

(1) Percentages are related to production; and (2) Percentages are related to average balance.

Retail Bank Stand-Alone

($ in 000s)	Q4 2003 Annualized		Vision
	$	%	$	%

Risk Adjusted Net Interest Margin	$46,940	1.29	$63,635	1.34
Fees/Other Income	9,104	0.25	11,875	0.25
Revenues	$56,044	1.54	$75,510	1.59
Expenses	58,252	1.60	57,085	1.20
	$(2,208)	(.06)	$18,425	0.39

Average Earning Assets	$3,635,746		$4,750,000

Note: Q4 2003 included $1,728 ($6,912 on an annualized basis) of legal fees related to CMC. Exclusive of this amount, Q4 2003 annualized expenses would have been $51,340. The 4-to 7-year compound annual growth rate implied for expenses ranges from 1.5% to 2.7%. This range compares to an average earning asset growth range of 3.9% to 6.9%.

Retail Bank Combined

($ in 000s)	Q4 2003 Annualized		Vision
	$	%	$	%

Risk Adjusted Net Interest Margin	$57,064	1.47	$106,000	1.77
Fees/Other Income	11,248	0.28	22,638	0.38
Revenues	$68,312	1.75	$128,638	2.15
Expenses	64,664	1.66	79,638	1.33
Allocated Expenses	—	—	4,000	0.07
	$3,648	0.09	$45,000	0.75

Average Earning Assets	$3,893,921		$6,000,000

Note: Q4 2003 included $1,728 ($6,912 on an annualized basis) of legal fees related to CMC. Exclusive of this amount, Q4 2003 annualized expenses would have been $57,752. The 4-to 7-year compound annual growth rate implied for expenses ranges from 4.7% to 8.4%. This range compares to an average earning asset growth range of 6.4% to 11.4%.

Banking Segment

($ in 000s)	Vision
Retail Bank Stand-Alone	$18,425
Republic Leasing	11,000
Dealer Financial Services	19,575
Allocated Other	(4,000)
Pre-Tax Earnings	$45,000

Non-Conforming Mortgage

($ in 000s)	2003		Vision
	$	BPs	$	BPs
Revenues	$61,755	307
Expenses	48,354	218
Pre-Tax Net Income	$13,401	89	$30,000	75

Production	$2,217,928		$4,000,000
Sales	$2,011,734		$4,000,000

Conforming Mortgage

($ in 000s)	2003		Vision
	$	BPs	$	BPs
Revenues	$254,741	156
Expenses	113,341	68
Pre-Tax Net Income	$141,400	88	$17,000	20

Production	$16,703,828	$8,500,000
Sales	$16,303,917	$8,500,000

Financial Intermediary Segment

($ in 000s)	Vision
Pre Tax Net Income:
RBMG	$8,500
Market Street	8,500
Agency Total	$17,000
Meritage	30,000
MG Reinsurance	2,000
Allocated Other	(4,000)
Pre-Tax Earnings	$45,000

Production:
RBMG	$6,000,000
Market Street	2,500,000
Agency	$8,500,000
Meritage	4,000,000
Total Production	$12,500,000

Transaction Processing Segment

($ in 000s)	Vision
RMS	5,000
Servicing Factory	10,000
NetBank Payment Systems	$10,000
NetInsurance	2,500
Unidentified M&A/Start-ups	17,500
Pre-Tax Earnings	$45,000

Vision Key Metrics

Republic Leasing - Growth toward a monthly production run rate of approximately $20 million while maintaining the risk adjusted net interest margin above 3.50%

Dealer Financial Services - Growth toward a monthly production run rate of $100 million and implementation of a sales program with a gain on sale of 0.50%.

Retail Bank Stand-Alone – Growth of earning assets toward $4.75 billion, while containing expense growth to 38% of the growth of earning assets to drive expense ratio to 1.20% from 1.60%. Need to resolve expenses associated with CMC and maintain risk adjusted net interest margin.

Non-Conforming - Growth of monthly production run rate through geographic expansion toward $333 million, while maintaining the pre-tax margin above 75 BPs.

Conforming Mortgage - Down cycle monthly correspondent/wholesale and retail  production run rates of $500 million and $208 million, respectively, while maintaining pre-tax margins above 14 BPs and 34 BPs. Continued rebalancing away from correspondent conforming refinance business into alternative niche products and into conforming and retail purchase-oriented business.

Transaction Processing - Significant momentum in all of the transaction processing businesses along with additional M&A and/or start-up initiatives.

Capital Management Strategy

•                  Stock buy back

•                  Retain capital to support earning asset growth

•                  M&A of small, profitable businesses with synergistic lines of business

•                  Maintenance of quarterly shareholder dividend

Balance Sheet Turn

•                  Continued emphasis on generation of assets that can be sold into the capital markets

•                  Will shift liquidity into held-for-investment instruments at the bank when rates rise and lending operations require less funding

Balance Sheet Turn

[CHART]

[LOGO]

2004 Outlook for Business Lines

Retail Bank

•                  Steady earning asset growth after first quarter completes deleverage caused by lower mortgage production volumes

•                  Improving expense ratio as earning assets grow

•                  More moderate deposit growth as pricing elasticity is tested during 2004

•                  Volatility from servicing asset will be present as well as improving capabilities to manage this risk holistically

•                  Improving core bottom line

Conforming Mortgage

•                  Significantly lower 2004 volumes, reflecting more normal seasonal patterns

•                  Reduced margin due to pricing competition

•                  Less leverage of fixed expense

•                  A difficult environment

Non-Conforming Mortgage

•                  Improved volumes

•                  Stable to modestly more narrow margins

Transaction Processing

Limited contributions in 2004, but significant positive momentum in the key metrics, which will promise earnings in the years ahead:

•                  Aggressive growth in payment systems metrics (# of ATMs and merchant services contracts)

•                  Continued growth in servicing portfolio to better leverage expense base

•                  Continued penetration and growth of RMS

•                  Increasing NetInsurance contract counts

[LOGO]

Finance

Steve Herbert

2004 Analyst-Investor Meeting
March 29

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[LOGO]

Investment & Loan Portfolio

Dan Nichols

2004 Analyst-Investor Meeting

March 29

Mission Statement

The NetBank Portfolio Management Team manages excess liquidity that cannot be put to active work in our financial intermediary operations. Our primary objective is to leverage capital to fill budgetary gaps and meet our financial goals. We deploy an asset allocation strategy with an acceptable risk profile that optimizes prevailing economic conditions and supports the company’s long-term business strategy and market position.

[LOGO]

Key Success Factors

To Be Successful We Must:

•                              Efficiently leverage the Bank’s capital in superior risk-adjusted returning assets

•                              Continue to fund high returning financial intermediary lending businesses and effectively deploy any excess Bank liquidity into the Investment Portfolio

•                              Provide liquidity to the Bank’s cross-sell and customer retention initiatives

The Liquidity Issue

As deposits grow we will have excess liquidity that we will not be able to put to work continuously within our financial intermediary operations:

Potential liquidity	$6	billion
X
Average loan turnaround time (30-day average for conforming product)	12	times per year

Required lending capacity	$72	billion

Earning Assets:
Changing Mix & Growth

[CHART]

A Changing HFI Portfolio

Q1 2003	Current Profile

[CHART]	[CHART]

Current HFI Whole Loan Portfolio

•	Weighted Ave. FICO	= 720+
•	Weighted Ave. LTV/CLTV	= 72%
•	Focus on 3/1 and 5/1 ARMs
•	Majority D/U Underwritten
•	OTS Rate Risk Measure	= “Minimal”

Results in …

•	More liquidity
•	Stronger credit profile
•	Less interest rate risk
•	Better spreads
•	Less convexity

Getting To That 1.70+ NIM

Q1 2004		Vision

Total NIM=1.53%		Total NIM=1.77%

Rep./SmBus.		Rep./SmBus.
$250 M		$500 M
@ 3.78%		@ 3.50%

DFS Loans		DFS Loans
$135 M	->	$750 M HFI / $450 M HFS
@ 2.25%		@ 3.31% Blended

Bank Portfolio		Bank Portfolio
$3.7 B		$4.75 B
@ 1.35%		@ 1.34%

2004 Tactics

•                              Still deploy leverage strategy – grow interest earning balance sheet

•                              Layer-in additional term funding ($500-600 million) to reduce interest rate & reset risk

•                              Opportunistically and proactively manage deposit rates versus customer growth targets

Closing Points

•                                Leverage excess capital

•                                Take incremental interest rate and liquidity risk

•                                Apply a managed, disciplined approach toward achieving our financial goals

Investment & Loan Portfolio

Dan Nichols

2004 Analyst-Investor Meeting

March 29